UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 8, 2007

AVI BioPharma, Inc.

(Exact name of Company as specified in its charter)

Oregon	0-22613	93-0797222
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

One S.W. Columbia, Suite 1105
Portland, OR 97258
(Address of principal executive offices)

(503) 227-0554
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1                                             Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement

On January 8, 2007, AVI BioPharma, Inc. (Nasdaq: AVII) (“AVI”) entered into a cross-license agreement with Eleos, Inc. to identify and develop drugs utilizing certain proprietary antisense technology relating to the regulation of certain proteins.

Under the terms of the license agreement, each party granted the other rights with respect to certain proprietary technology within defined fields of use. The agreement also contains customary provisions regarding indemnification and confidentiality and payment of royalties upon reaching certain milestones. Eleos paid $500,000 to AVI upon execution of  the license agreement.

Section 7                                             Regulation FD

Item 7.01                                             Regulation FD Disclosure

The information set forth above is incorporated by reference herein.

Section 8                                             Other Events

Item 8.01                                             Other Events

The information set forth above is incorporated by reference herein.

***

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on March 14, 2007.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS

Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)